InterCept, Inc.

Agenda

•	Corporate Update
•	InterCept Payment Solutions
•	Financial Institutions Division
•	EFT Division
•	Financial Overview & 2003 Forecast
•	Follow-up Q & A

Forward Looking Statements

•	Statements in this presentation relating to future events, projections, plans and underlying assumptions are “forward-looking statements” within the meaning of securities law
•	Actual results may differ materially from these forward-looking statements, which are subject to risks and uncertainties
•	For a discussion of the risks and factors that could cause InterCept’s actual results to differ materially from the forward-looking statements, see the discussion of “Risk Factors” in the company’s Annual Report on form 10-K filed March 31, 2003

InterCept

Corporate Update

Jeff Berns

Senior Vice President

Corporate Update

Jeff Berns

Senior Vice President

InterCept Today

•	InterCept designs and implements advanced software solutions that help financial institutions and merchants prepare for and meet tomorrow’s challenges today

InterCept

Growth Update

June 1998 - 700 customers

CO
TN
NC
SC
GA
AL
TX
LA
FL

April 2003 – 2,000 customers

WA
OR
CA
WY
SD
IA
WI
MI
NY
NH
RI
CT
NJ
PA
OH
WV
IN
IL
CO
MO
KS
KY
VA
NC
TN
OK
AR
NM
MS
AL
GA
SC
TX
LA
FL

Growth Update

June 1998—700 customers	April 2003 – 2,000 customers

Locations

•	Atlanta, GA (Corporate Headquarters)
•	Birmingham, AL
•	Thomson, GA
•	Lenexa, KS
•	San Antonio, TX (InterCept Output Solutions)
•	Calabasas, CA
•	Item Processing Center Network
•	Deerfield Beach, FL (InterCept Payment Solutions)
•	New Castle, DE (InterCept Payment Solutions)

Over 2,000 employees

InterCept Data/Item Processing

•      Jonesboro, AR

•      Atlanta, GA

•      Macon, GA

•      Richmond, VA

•      Columbia, SC

•      Jacksonville, FL

•      Miami, FL

•      Tampa, FL

•      Cookeville, TN

•      Nashville, TN

•      Maryville, TN

•      Colorado Springs, CO

•      Los Angeles, CA

•      Seattle, WA

•      Birmingham, AL

•      Dallas, TX

•      Houston, TX

•      Austin, TX

•      Lenexa, KS

•      Lombard, IL

•      West Deptford, NJ

•      Carlstadt, NJ

•      Chelmsford, MA

•      Norwood, MA

•      Greensboro, NC

•      Oklahoma City, OK

•      Utica, NY

•      Woodbury, NY

InterCept

Bankers Bank Alliances

PACIFIC COAST BANKERS' BANK
TheBankersBank
SERVING ALL OF OKLAHOMA
IBB
ACBB
ATLANTIC CENTRAL BANKERS BANK
CBB
COMMUNITY BANKERS' BANK
THE BANKERS BANK
TIB
FNBB

Bankers Bank Alliances

InterCept

Products & Services

- BancPac™
- BancLine™
- TellerPlus™
- AccountFolio™
- Renaissance Imaging®
- NetImage™
- Item & Image Processing
- EFT Services
- Secure Debit Program
- Data Communications Management
- Security Solutions
- CallReporter®
- Vision®
- Merchant Transaction Processing
- Payment Solutions
- Output Solutions

Products & Services

Core Processing Software

•	Client/Server—Windows NT® based that is fully descriptive with no codes to learn
•	Service bureau or in-house delivery

Core Processing Software

•	Online real-time core bank processing centered around the Customer Information File
•	Totally integrated software

On-line Teller Platform System

•	Windows®based teller system that integrates traditional transaction processing with client/server architecture
•	Teller operational efficiencies expanded with decreased balancing time, elimination of proof errors and reduced human errors

Loan Management System

•	Lenders see critical information before releasing additional funds
•	One relational data set provides a comprehensive “snapshot” of the customer’s entire loan portfolio

Check Imaging

•	Bank-wide electronic access retrieves checks on PCs for faster signature verification, improved customer service, faster research and bottom-line cost savings
•	At statement time customers receive compact, easy-to-read records of imaged checks

•	Single source for comprehensive and customized electronic commerce and transaction processing solutions

•	ATM and point-of-sale (POS) terminal driving, debit card transactions, funds transfer and remote banking services

•	Rapid response time and secure reliable transmission and processing of transactions and information

•	On-line monitoring and troubleshooting and a single point of contact for all communication needs

Regulatory Reporting Software

•	Currently used by approximately 7,000 financial institutions nationwide

•	Convenient Internet delivery and updates, real-time error checking and on-line FFIEC instructions

Optical Storage

•	Advanced report storage and retrieval system that permanently stores vital information on CD

•	32-bit technology provides 100% protection against data loss

•	InterCept Payment Solutions enables businesses to accept credit card, debit card and electronic check payments

•	Merchants process payments through any delivery channel, including point-of-sale, call center, Internet and wireless

•	Comprehensive services handle large-scale needs of financial institutions, major medical systems, utility companies and loan service operations

•	Clients outsource essential,non-core business operations including data processing, laser printing, mailing services and electronic bill presentment

SBS Data Services

•	Additional core processing option

•	Largest Kirchman Service Bureau center

•	Ability to target core functionality of larger institutions

•	Processed in Birmingham, AL location

Summary

•	InterCept takes the complexity out of technology for community financial institutions

•	Our end-to-end solutions simplify financial technology so our customers can focus on their core business

•	We deliver a wide range of integrated products, services and support that help banks compete in today’s challenging financial services arena

InterCept

Payment Solutions℠

John Perry

Chief Executive Officer

John Perry

Chief Executive Officer

Background

iBill	EPX
• Proprietary billing interface • FDC processing • Deerfield Beach, FL	• Proprietary front/back-end • MSP • New Castle, DE

Bank Service Division

• Agent bank processing • NOVA/USB • Brentwood, TN

= InterCept Payment Solutions

Strategy

•	Position InterCept Payment Solutions as:

–	Provider of payment and billing BPO services for

•	Banks

•	Billers

•	Merchants

•	Generate additional revenue streams through value-added services:

–	Stored-value applications

–	Multi-currency processing

Create Value

•	Combine three (3) payment businesses:

–	iBill

–	EPX

–	Bank Services Division

•	Leverage management team to:

–	Drive cost efficiencies in platform – specifically iBill

–	Capitalize on organic growth – cross-sell & retention

–	Market ACH capabilities

•	Develop Affinity programs for marketing associations

180 Day Plan

•	First 60 days

–	Focus technology efforts on DE authorization network and:

•	New account boarding

•	Customer service and fraud detection for small merchants

•	iBill platform

–	Finalize integrated strategic sales/marketing plan

•	Data mining of existing base – targeted lead generation

•	Initiate “positioning” and branding efforts

•	Assure sales comp and promotions support strategy

–	Ongoing and productive dialogue with card associations

180 Day Plan

•	90 Days

—	Offer fully integrated credit, debit InterCept product

—	Active marketing of new business through bank channel

—	Identify and seek out non-traditional business partners

—	Begin cross-sell program to current merchants to drive revenues – build referral tele-center program

—	Ongoing and productive dialogue with the card associations

—	Market InterCept Payment Solutions products using former EPX platform to clients

180 Day Plan

•	Drive new revenues through bank channel

•	Begin serious discussions with alliance partners

•	Ongoing and productive dialogue with the card associations

•	Finalize synergy process

•	Consolidate operations

Financial Institutions Division

Randy Fluitt

Executive Vice President

Financial Institutions Division

Randy Fluitt

Executive Vice President

Organization

•	Geographic Regions for Data/Item Processing

—	West

—	Southeast

—	Mid Atlantic

—	New England

—	Sovereign

•	Technical Services

—	Ancillary Products

—	Core Product Development

—	Conversions

—	Training & Education

—	Technical Support

—	Network Services & Implementation

•	Customer Care

•	Output Solutions

•	Regulatory Solutions

InterCept

Data & Item Center Locations

WA
OR
ID
ND
SD
NE
WY
NV
CA
AZ
NM
CO
KS
OK
MN
IA
MO
AR
LA
WI
IL
IN
MI
OH
KY
TN
MS
AL
GA
SC
NC
VA
WV
PA
NY
NJ
MD
DE
CT
MA
NH
VT
ME
FL
Item/Image Centers
Support & Develop offices

Data & Item Center Locations

Item/Image Centers

Support & Develop offices

Customer Profile

•	450 Core Processing Customers

•	550 Image Processing Customers

•	Contracts

—	5 to 7 years in length

—	More than 95% of customers renew for like term

—	Fees are assessed on number of accounts, transactions, etc which continually grow throughout the term

—	Permits annual price increases of not greater than 10%

—	Early termination penalty requires 60% to 80% of unexpired term

Customer Profile

•	New Charter Banks

—	Complete turnkey operational startup service

—	Priced with minimums, but extremely fast growth

•	Established Financial Institutions

—	Up to $1.5 billion in assets

—	100 plus branches across multiple service centers

—	24 x 7 x 364 processing & online availability

•	Image Processing Financial Institutions

—	Up to $40 billion in assets

—	Image capture of total deposited items

—	Check image archival, retrieval and access capability

—	Corporate customer cash management and related image services

•	New Industry Segments

—	Remittance Processing Customers

—	Image Clearing & Settlement

Service & Product Philosophy

•	“Full Service Provider” to Financial Institutions

—	Fully integrated, single source technology solutions

—	Advanced product solutions

•	Customer focused

—	Relationship Managers

—	Executive and Operations conferences

—	Education / Training

—	Long term customer relationships

•	Commitment to banks’ operating efficiencies

•	Service & Product continuity nationwide

•	Business Unit accountability

Pricing Strategy & Overview

•	In-House

—	License fees plus annual maintenance

•	Service Bureau

—	Recurring fees based on number of accounts and transactions processed

•	Network Communications

—	Design & Implementaton fees as well as monthly recurring management fees

•	Ancillary Products

—	License fees plus annual maintenance fees

InterCept

The Sovereign Project

- BancPac™
- BancLine™
- TellerPlus™
- AccountFolio™
- Renaissance Imaging®
- EFT Services
- Secure Debit Program
- Data Communications Management
- Security Solutions
- CallReporter®
- Vision®
- Merchant Transaction Processing
- Payment Solutions
- Item & Image Processing
- NetImage℠
- Output Solutions

The Sovereign Project

The Process

•	Joint effort, working closely together for two years

•	On-site for 16 months learning Sovereign’s customer philosophies and processes

•	Analyzed volumes, logistics and processes from all 525 community banking offices

•	Hosted Sovereign in Atlanta and at InterCept’s largest sites and customers

What We Will Do

•	Image capture and processing of checks from all Sovereign Community Banking Offices

•	Replace 5 Fiserv centers with 6 InterCept centers

•	Process 25M check images each month

•	Produce 1.6M image statements each month

InterCept Technology

Self-Service Banking
Check Images
Distribution of Images
Image Archival
Flexible Inquiries
Workstation Viewing
Improved Access
Enhanced Customer Service
Streamlined Processes

InterCept Technology

Self-Service Banking Check Images Distribution of Images Flexible Inquiries Workstation Viewing	Image Archival	Improved Access Enhanced Customer Service Streamlined Processes

EFT Division

Denise Saylor

Senior Vice President

EFT Division

Denise Saylor

Senior Vice President

EFT Division Today

•	Gateway for approximately 500 financial institutions

•	Provides connectivity to all national and majority of regional networks

•	Commitment to customer service and long-term relationships

•	Proprietary software

EFT Division Today

•	InterCept provides a full-range of EFT services including:

—	ATM & Debit Card Processing

•	750,000 Debit Cards

•	530,000 ATM Cards

—	Driving a full array of terminals

•	2,150 ATM & Point of Sale (POS)

—	Total Transaction Processing

•	5.9 million PIN-based transactions

•	5.3 million Signature-based transactions

EFT Platform Upgrade

•	Completion in 2003

•	Increased volume capacity

•	Increased functionality and flexibility

•	Greater platform stability

•	Provides ability to capitalize on growth opportunities

Growth Opportunities

•	Secure Debit Program

–	Fraud Indemnification

–	Security – provides peace of mind to offer debit product

–	Increased penetration

•	Debit Card Reward/Loyalty Program

–	Incentives to drive consumers from credit card to debit card usage

–	Shift from PIN-based to Signature-based transactions

New Market Opportunity

•	Stored-Value Cards

–	Complement to debit cards and compete with cash

–	Full range of pre-paid cards

–	Capitalizes on the need for controlled and secure spending

–	Option to tap into the “un-banked” market segment

–	Fee income generator for institutions

–	Increased transaction revenues for InterCept

Financial Overview & 2003 Forecast

Scott Meyerhoff

Chief Financial Officer

Financial Overview & 2003

Forecast

Scott Meyerhoff

Chief Financial Officer

2002 Update

•	GAAP loss of $0.12

•	Non-recurring items including:

–	Netzee loss of $8.3 million

–	Impairment charge of $20.0 million

–	MasterCard® fine of $1.9 million

–	WorldCom reserve of $2.2 million

•	Excluding these items:

–	Net income = $0.93

–	Cash flow from operations = $45.9 million

What happened in Q4 2002?

•	Merchant Processing Division:

–	Attrition

–	Fines

•	Financial Institutions Division

–	Check volumes were down

–	EFT volumes were flat over Q3

–	Sluggish one-time software sales

Impairment Charge

•	Required to evaluate intangibles annually

•	Reviewed on 12/31/02

•	No impairment on Financial Institutions Division

•	$20.0 million on Merchant Services Division

Impairment Charge

•	$15.8 million related to customer relationships

•	$2.3 million related to product technology

•	$1.7 million related to non-compete agreements

•	$0.2 million related to trade names

•	Write-off reduces annual amortization expense by approximately $1.6 million

Netzee

•	Netzee sold to Certegy on 12/31/02

•	Received $2.8 million in cash for stock and debt

•	Write-off of $5.4 million

•	Additional escrow of up to $0.2 million can be returned

Credit Facility

•	Re-structured debt facility on 3/31/03
•	In compliance with facility
•	Net debt approximately $32.7 million on 3/28/03
•	In discussion with several other lenders

2003 Q1 Outlook

•	Revenues of $66 million to $67 million
–	Financial institutions of approximately $44 million
–	Merchant processing of approximately $18 million
–	Customer reimbursements of approximately $4 million
•	Earnings per share of $0.12
–	Does not include re-structuring costs
–	Does not include association fines agreed to in March
•	GAAP earnings per share of $0.07 to $0.08

2003 Forecast Model

•	Revenue of $275 to $285 million
•	Gross margins of 50% to 52%
•	SG&A as percentage of sales from 35% to 37%
•	EBITDA of $42 to $44 million
•	Earnings per share of $0.72 to $0.77

2003 Guidance

•	Comfortable with current street consensus of $0.75 per share
•	Revision to $0.72 to $0.77 per share due to the following:
•	Merchant Services Division
–	Restructuring charges and association fees
–	Conversion of mainstream business to our processing back-end
•	Financial Institutions Division
–	Sovereign conversion commencement from Q2 to Q3

Financial Institutions Division

•	Revenue of $200 to $210 million
•	Gross margins of 48% to 50%
•	SG&A as a percentage of sales from 33% to 35%
•	EBITDA of $30 to $32 million

Merchant Services Division

•	Revenue of $70 to $75 million
•	Gross margins of 58% to 60%
•	SG&A as percentage of sales from 42% to 44%
•	EBITDA of $11 to $13 million

Sovereign Conversion

•	Originally anticipated conversion of Phase I in June 2003
•	Revised Phase I conversion date scheduled for July-August 2003
•	Phase II scheduled for November—December 2003

InterCept, Inc.